Exhibit 10.23

AMENDMENT NO. 3

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 27, 2014, by and among CEMPRA, INC., a Delaware corporation (“Parent”), and each of its subsidiaries signatory hereto (hereinafter individually referred to as a “Borrower” and collectively referred to as “Borrowers”), and HERCULES CAPITAL FUNDING TRUST 2012-1, as a lender (the “Trust”) and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., as a lender (“HTGC”, and together with the Trust, collectively, “Lender”) and as agent for Lender (“Agent”).

RECITALS

Borrowers and Lender are parties to that certain Loan Agreement dated as of December 20, 2011, as amended by that certain Amendment No. 1 to Loan and Security Agreement dated as of April 29, 2013 and by that certain Amendment No. 2 to Loan and Security Agreement dated as of May 31, 2013 (as amended from time to time, the “Agreement”). Borrowers have requested one or more new loans to provide additional credit to Borrowers, and Agent, on behalf of Lender, has agreed to make those loans to Borrowers, on the terms set forth in this Amendment. Unless otherwise defined herein, capitalized terms in this Amendment shall have the meanings assigned in the Agreement.

NOW, THEREFORE, the parties agree as follows:

1. The following terms and definitions in the Agreement are amended and restated or added to Section 1.1, as follows:

“Interest Only Period” means the period from the Second Amendment Date through May 31, 2015.

“Maximum Term Loan A Amount” means Eighteen Million and No/100 Dollars ($18,000,000).

“Third Amendment Date” means March 27, 2014.

“Third Term Loan A Advance” shall have the meaning assigned to such term in Section 2.1(a).

2. Section 2.1 is amended and restated to read as follows:

“2.1 Term Loan A.

(a) Advance. Borrowers acknowledge and agree that as of the Third Amendment Date, the outstanding principal balance of the (i) Existing Term Loan A Advances is $9,761,673 owed to the Trust, as Lender and (ii) the Second Term Loan A Advance is $5,238,327 owed to HTGC, as Lender. Subject to the terms and conditions of this Agreement, beginning on the Third Amendment Date, and continuing until December 26, 2014, Administrative Borrower may request one additional Advance in the amount of $3,000,000 (the “Third Term Loan A Advance”, together with the Existing Term Loan A Advances and the Second Term Loan A Advance, the “Term Loan A Advances”). The aggregate outstanding Term Loan A Advances may be up to the Maximum Term Loan A Amount. Borrowers shall use the proceeds of the Term Loan A Advances for general corporate purposes.

(b) Advance Request. To obtain the Third Term Loan A Advance, Administrative Borrower shall complete, sign and deliver an Advance Request (at least five (5) Business Days before the Advance Date) to Agent. HTGC shall fund the Third Term Loan A Advance in the manner requested by the Advance Request provided that each of the conditions precedent to such Third Term Loan A Advance is satisfied as of the requested Advance Date.

(c) Interest. The principal balance of the Term Loan A Advances shall bear interest thereon from the Closing Date at the Term Loan A Interest Rate based on a year consisting of 360 days, with interest computed daily based on the actual number of days elapsed. The Term Loan A Interest Rate will float and change on the day the Prime Rate changes from time to time.

(d) Payment. During the Interest Only Period, Borrowers will pay interest on the Term Loan A Advances on the first business day of each month, beginning the month after the Second Amendment Date. Borrowers shall repay the aggregate principal balance of the Term Loan A Advances outstanding at the end of the applicable Interest Only Period in equal monthly installments of principal and interest (mortgage style) beginning the first business day of the month following the expiration of the Interest Only Period and continuing on the first business day of each month thereafter through the Term Loan Maturity Date, with a final payment due on the Term Loan Maturity Date. The entire remaining principal balance of the Term Loan A Advances outstanding and all accrued but unpaid interest hereunder, shall be due and payable on the Term Loan Maturity Date. Borrowers shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Agent will initiate debit entries to Borrowers’ account as authorized on the ACH Authorization on each payment date of all periodic obligations payable to Lender under the Term Loan A Advances.”

3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall remain in full force and effect in accordance with its terms. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender or Agent under the Loan Documents, as in effect prior to the date hereof.

4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5. As a condition to the effectiveness of this Amendment, Agent shall have received, in form and substance satisfactory to Agent, the following:

(a) this Amendment duly executed by Borrowers;

(b) payment of (i) a non-renewable facility charge of $30,000 (which shall be deemed earned on the effective date of this Amendment) and (ii) an amount equal to the Lender Expenses incurred in connection with this Amendment; and

(c) certified copy of resolutions of each Borrower’s board of directors or representatives, as applicable, evidencing approval of this Amendment, all Loan Documents executed in connection with this Amendment, and all transactions evidenced thereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWERS:

CEMPRA, INC.

	Signature:	/s/ Prabhavathi Fernandes

	Print Name:	Prabhavathi Fernandes

	Title:	President & CEO

CEMPRA PHARMACEUTICALS, INC.

	Signature:	/s/ Prabhavathi Fernandes

	Print Name:	Prabhavathi Fernandes

	Title:	President & CEO

CEM-102 PHARMACEUTICALS, INC.

	Signature:	/s/ Prabhavathi Fernandes

	Print Name:	Prabhavathi Fernandes

	Title:	President & CEO

Accepted in Palo Alto, California:

LENDER:

HERCULES CAPITAL FUNDING TRUST 2012-1, as Lender

By: HERCULES TECHNOLOGY GROWTH CAPITAL, INC., as Servicer

	Signature:	/s/ Ben Bang

	Print Name:	Ben Bang

	Title:	Senior Counsel

Accepted in Palo Alto, California:

LENDER and AGENT:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC., as Lender and Agent

	Signature:	/s/ Ben Bang

	Print Name:	Ben Bang

	Title:	Senior Counsel